Exhibit 99.2

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of March 13, 2009, is executed by ZNOMICS, INC., a Nevada corporation (together with its successors and assigns, "Company"), in favor of Collateral Agent (as herein defined) on behalf of the lenders set forth on the signature pages hereof, together with any additional lenders that become a party to this Security Agreement from time to time by execution of a Joinder Agreement in substantially the form of Exhibit A (collectively, the “Lenders” and each a “Lender”).

RECITALS

A.           Company has issued secured promissory notes to Lenders in the amounts and on the dates set forth on Schedule 1 hereto (such secured promissory notes shall be referred to as “Notes” and each a “Note”).

B.           From time to time the Lenders shall purchase additional secured promissory notes after the date of this Security Agreement and such additional secured promissory notes shall be deemed to be “Notes” under this Security Agreement.

C.           From time to time, Company may issue additional secured promissory notes to additional parties and such additional parties may secure such additional secured promissory note by executing a Joinder Agreement in substantially the form of Exhibit A, pursuant to which such additional secured promissory note shall be deemed to be a “Note” under this Security Agreement or a “Subordinated Note” under this Security Agreement.

D.           In order to induce each Lender to extend the credit evidenced by the Notes, Company has agreed to enter into this Security Agreement and to grant Collateral Agent, for the benefit of itself and the Lenders, the security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with Collateral Agent and the Lenders as follows:

1. Definitions and Interpretation.  When used in this Security Agreement, the following terms have the following respective meanings:

"Collateral" has the meaning given to that term in Section 2 hereof.

"Obligations" means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Collateral Agent and the Lenders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Notes (including Subordinated Notes), including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Permitted Liens” means (a) liens for taxes not yet delinquent or liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (c) liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return of money bonds and other similar obligations, incurred in the ordinary course of business, whether pursuant to statutory requirements, common law or consensual arrangements; (d) liens in favor of the Collateral Agent and the Lenders pursuant to this Security Agreement; (e) liens upon any equipment acquired or held by Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (f) liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods, (h) liens which constitute rights of setoff of a customary nature or banker’s liens, whether arising by law or by contract; (i) liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; and (j) leases or subleases and licenses or sublicenses granted in the ordinary course of Company’s business.

“Required Lenders” shall mean Lenders holding a majority of the outstanding principal amount of the Obligations under the Senior Notes, provided, however, if there are no longer any outstanding Obligations under the Senior Notes, then “Required Lenders” shall mean Lenders holding a majority of the outstanding Obligations under the Subordinated Notes.

“Senior Note” shall mean a Note that is not a Subordinated Note.

“Subordinated Note” shall mean a secured promissory note that is subordinated in right of payment from the proceeds of any Collateral pursuant to the terms of Section 7 of this Security Agreement; provided, however, unless otherwise explicitly specified in this Security Agreement, the term “Note” or “Notes” shall be deemed to include any “Subordinated Note”.

"UCC" means the Uniform Commercial Code as in effect in the State of Oregon from time to time.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Notes. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2. Grant of Security Interest.

(a) Security Interest.  As security for the Obligations, Company hereby pledges to Collateral Agent and grants to Collateral Agent a security interest in all right, title and interests of Company in and to the property described in Attachment 1 hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”).  Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term “Collateral” shall not include any equipment or other property financed by a third party, provided that such third party’s liens are liens of the type described in subsection (e) of the definition of Permitted Liens; provided further that such equipment or other property shall be deemed “Collateral” hereunder if such third party’s lien is released or otherwise terminated.

3. General Representations and Warranties.  Company represents and warrants to Collateral Agent and the Lenders that (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, Collateral Agent has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens.

4. Covenants Relating to Collateral.  Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Collateral Agent therein and the perfection and priority of such Lien, except for Permitted Liens; (b) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (c) to pay promptly when due all material taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (d) without prior written notice to Collateral Agent, not to change Company’s state of incorporation, (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Collateral Agent to perfect, maintain and protect its Lien hereunder and the priority thereof; (g) not to sell or otherwise dispose of or transfer any Collateral; provided that Company may (i) grant Permitted Liens, (ii) sell inventory, (iii) dispose of worn-out or obsolete equipment, (iv) grant licenses and similar arrangements for the use of the property of Company in the ordinary course of business and (v) sell, transfer or exclusively license its Zenemark ® Library, including all intellectual property rights related to such Zenemark ® Library, provided that Company shall use the net proceeds of such sale, transfer or exclusive license to prepay the Senior Notes  on a pari passu basis, provided that if any surplus remains after paying such Notes in full, then such surplus shall be used to prepay any Subordinated Notes on a pari passu basis.  In the event of a sale of the Zenemark ® Library, including all intellectual property rights related to such Zenemark ® Library, as described in this Section 4(g)(v), (i) the security interest granted in such Collateral shall be automatically released and (ii) Collateral Agent, on behalf of the Lenders, is hereby authorized to enter into any agreements or instruments necessary to evidence such release.

5. Covenants Relating to Additional Notes.  Company may incur additional indebtedness that is secured pursuant to the terms of this Security Agreement, provided that (a) such additional indebtedness is on terms and conditions substantially similar to the terms of the Notes listed on Schedule 1 hereto and (b) the aggregate principal amount of the Senior Notes does not exceed $300,000.

6. Authorized Action by Collateral Agent.  Company hereby irrevocably appoints Collateral Agent as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Collateral Agent may perform (but Collateral Agent shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) any act which Company is obligated by this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, deposit, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) insure, process and preserve the Collateral; and (e) file UCC financing statements and execute other documents, instruments and agreements required hereunder; provided, however, that Collateral Agent shall not exercise any such powers granted pursuant to subsections (a) through (d) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default.

7. Default and Remedies.

(a) Default.  Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default (as defined in the Notes).

(b) Remedies.  Upon the occurrence and during the continuance of any such Event of Default, Collateral Agent shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to:  (a) require Company to assemble the Collateral and make it available to Collateral Agent and the Lenders at a place to be designated by Collateral Agent and the Lenders; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Collateral Agent and the Lenders deem appropriate.  Collateral Agent and Lenders shall only exercise remedies under this Security Agreement with the written consent of Required Lenders.  Company hereby agrees that ten (10) days' notice of any intended sale or disposition of any Collateral is reasonable.  In furtherance of Collateral Agent's rights hereunder, Company hereby grants to Collateral Agent an irrevocable, non-exclusive license, exercisable without royalty or other payment by Collateral Agent, and only in connection with the exercise of remedies hereunder, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c) Application of Collateral Proceeds.  The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Collateral Agent at the time of, or received by Collateral Agent after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i) First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Collateral Agent;

(ii) Second, to the payment to each Lender of the amount then owing or unpaid on such Lender’s Obligations under the Senior Notes, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon such Obligations, then its pro rata share of the amount remaining to be distributed (to be applied first to accrued interest and second to outstanding principal) with respect to such Obligations;

(iii) Third, to the payment to each Lender of the amount then owing or unpaid on such Lender’s Obligations under the Subordinated Notes, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon such Obligations, then its pro rata share of the amount remaining to be distributed (to be applied first to accrued interest and second to outstanding principal)with respect to such Obligations;

(iv) Fourth, to the payment of the surplus, if any, to Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

In the event that a Lender receives payments or distributions in excess of its pro rata share, then such Lender shall hold in trust all such excess payments or distributions for the benefit of the other Lenders and shall pay such amounts held in trust to such other Lenders upon demand by such Lenders.

8. Collateral Agent.

(a) Appointment.  The Lenders hereby appoint Triangle Holdings VI LLC as collateral agent for the Lenders under this Security Agreement (in such capacity, the “Collateral Agent”) to serve from the date hereof until the termination of the Security Agreement.

(b) Powers and Duties of Collateral Agent, Indemnity by Lenders.

(i) Each Lender hereby irrevocably authorizes the Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by the Required Lenders in accordance with the terms hereof, together with such powers as are reasonably incidental thereto.  Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advise of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith.

(ii) Neither the Collateral Agent nor any of its directors, officers or employees shall be liable or responsible to any Lender or to Company for any action taken or omitted to be taken by Collateral Agent or any other such person hereunder or under any related agreement, instrument or document, except in the case of gross negligence or willful misconduct on the part of the Collateral Agent, nor shall the Collateral Agent or any of its directors, officers or employees be liable or responsible for (i) the validity, effectiveness, sufficiency, enforceability or enforcement of the Notes, this Security Agreement or any instrument or document delivered hereunder or relating hereto; (ii) the title of Company to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (iii) the determination, verification or enforcement of Company’s compliance with any of the terms and conditions of this Security Agreement; (iv) the failure by Company to deliver any instrument  or document required to be delivered pursuant to the terms hereof; or (v) the receipt, disbursement, waiver, extension or other handling of payments or proceeds made or received with respect to the collateral, the servicing of the Collateral or the enforcement or the collection of any amounts owing with respect to the Collateral.

(iii) In the case of this Security Agreement and the transactions contemplated hereby and any related document relating to any of the Collateral, each of the Lenders agrees to pay to the Collateral Agent, on demand, its pro rata share of all fees and all expenses incurred in connection with the enforcement of this Security Agreement, the Notes or any related agreement to the extent that such fees or expenses have not been paid by Company.  In the case of this Security Agreement and each instrument and document relating to any of the Collateral, each of the Lenders and the Company hereby agrees to hold the Collateral Agent harmless, and to indemnify the Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Security Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent.

(iv) In the event that the Collateral Agent’s Obligations are paid in full, (i) if there is more than one Lender with outstanding Obligations, then such Lender’s shall appoint a successor Collateral Agent or (ii) if there is only one Lender with outstanding Obligations, then such remaining Lender shall be deemed to be the Collateral Agent hereunder.

9. Miscellaneous.

(a) Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Collateral Agent under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing).  All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

Collateral Agent:
Triangle Holdings VI LLC
3121 SW Moody Avenue
Portland, OR  97239
Attention:  Larry Richards
Telephone:  503-937-2236
Facsimile:  503-827-0289

Company:
Znomics, Inc.
2611 SW Third Ave., Suite 200
Portland, OR 97201
Attention:  Chief Financial Officer
Telephone:  503-827-5271
Facsimile:  415-358-4105

With a copy to:                    Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA  94304
Attention:  Robert Kornegay
Telephone:  650-493-9300
Facsimile:  650-493-6811

Lenders:	To its address as specified on the signature pages to this Security Agreement or as specified in the applicable Joinder Agreement.

(b) Termination of Security Interest.  Upon the payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Company.  Upon such termination Collateral Agent hereby authorizes Company to file any UCC termination statements necessary to effect such termination and Collateral Agent will execute and deliver to Company any additional documents or instruments as Company shall reasonably request to evidence such termination.

(c) Nonwaiver.  No failure or delay on Collateral Agent's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(d) Amendments and Waivers.

(i) Generally.  This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Required Lenders holding a majority of the outstanding principal amount of the Obligations, provided, however, that (i) any amendments to Section 7 shall also require the written consent of Collateral Agent, (ii) any amendments to Section 6(c) or to any amendments that affects the Lenders holding Subordinated Notes in a manner different than the other Lenders, shall require the consent of the Lenders holding Subordinated Notes or (iii) except as otherwise specifically set forth in this Security Agreement, any releases of Collateral from the security interests granted hereunder shall require the consent of all Lenders.  Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(ii) Joinder Agreements.  Notwithstanding anything contained in this Security Agreement, without the written consent of Collateral Agent or the Lenders, additional Lenders may become a party to this Security Agreement by entering into a Joinder Agreement with Company in substantially the form of Exhibit A.

(e) Assignments.  This Security Agreement shall be binding upon and inure to the benefit of Collateral Agent, the Lenders and Company and their respective successors and assigns; provided, however, that Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of all Lenders.

(f) Cumulative Rights, etc.  The rights, powers and remedies of Collateral Agent under this Security Agreement shall be in addition to all rights, powers and remedies given to Collateral Agent by virtue of any applicable law, rule or regulation of any governmental authority, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Collateral Agent’s rights hereunder.  Company waives any right to require Collateral Agent to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Collateral Agent's power.

(g) Partial Invalidity.  If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Entire Agreement.  This Security Agreement taken together with the Notes and any Joinder Agreement constitute and contain the entire agreement of Company, Lenders and Collateral Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i) Other Interpretive Provisions.   References in this Security Agreement to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement.  The words "include" and "including" and words of similar import when used in this Security Agreement shall not be construed to be limiting or exclusive.  References to the plural include the singular and references to the singular include the plural.

(j) Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Oregon without reference to conflicts of law rules (except to the extent governed by the UCC).

(k) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

ZNOMICS, INC., an Oregon corporation

By: /s/ Kerry D. Rea
Name:  Kerry D. Rea
Title:    Chief Financial Officer

AGREED:

COLLATERAL AGENT:

TRIANGLE HOLDINGS VI LLC

By: /s/ Larry G. Richards
Name:  Larry G. Richards
Title:    Member

LENDER:

TRIANGLE HOLDINGS VI LLC

By: /s/ Larry G. Richards
Name:  Larry G. Richards
Title:    Member

RICK FERNANDES

SCHEDULE 1

Notes

Lenders	Date of Issuance of Note	Principal Amount of Note
Triangle Holdings VI LLC	3/13/09	$200,000
Rick Fernandes	3/13/09	$25,000

ATTACHMENT 1

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Company in and to the following property:

(i) All Accounts;

(ii) All Chattel Paper;

(iii) All Commercial Tort Claims;

(iv) All Deposit Accounts and cash;

(v) All Documents;

(vi) All Equipment;

(vii) All General Intangibles, including all intellectual property (including the Zenemark library);

(viii) All Goods;

(ix) All Instruments;

(x) All Inventory;

(xi) All Investment Property;

(xii) All Letter-of-Credit Rights

(xii) To the extent not otherwise included, all Proceeds and products of any and all of the foregoing, and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing.

All capitalized terms used in this Attachment 1 and not otherwise defined herein, shall have the respective meanings given to such terms in the Uniform Commercial Code of the State of California as in effect from time to time.

EXHIBIT A

[See attached Joinder Agreement]

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of __________, ____, is executed by ZNOMICS, INC., a Nevada corporation (“Company”) and [ADDITIONAL LENDER] (the “Additional Lender”).

RECITAL

Company has issued a secured promissory note referenced on Schedule A hereto (the “New Note”) to Additional Lender and by entering into this Agreement such New Note shall be secured pursuant to the terms of that certain Security Agreement, dated as of March 12, 2009 (as amended, the “Security Agreement”), by and among Company, Collateral Agent and the other Lenders party to such Security Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

(a) Definitions and Interpretation.  Unless otherwise defined herein, all capitalized terms used herein and defined in the Security Agreement shall have the respective meanings given to those terms in the Security Agreement.  Additional Lender acknowledges receipt of a copy of the Security Agreement.

(b) Agreement to be Bound.  Additional Lender agrees that upon the due execution and delivery of this Agreement by Company and such Additional Lender, it shall become an “Lender” under the Security Agreement and shall be bound by all the provisions of the Security Agreement to the same extent as if such Additional Lender had executed the Security Agreement.  [The New Note shall be deemed a “Senior Note” under the Security Agreement and shall be secured pursuant to the terms of the Security Agreement to the same extent as the other “Senior Notes” that are secured under the Security Agreement.]1  [The New Note shall be deemed a “Subordinated Note” under the Security Agreement and shall be secured pursuant to the terms of the Security Agreement to the same extent as the other “Subordinated Notes” that are secured under the Security Agreement.]2

(c) Governing Law; Counterparts.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

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___________________________
1 Insert this sentence if the New Note is intended to be secured on a pari passu basis with the existing Notes under the Security Agreement.
2 Insert this sentence if the New Note is intended to be subordinated to the existing Notes under the Security Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date and year first written above.

[ADDITIONAL LENDER - ENTITY]3

By:
Name:
Title:

[ADDITIONAL LENDER – INDIVIDUAL]4

Address:

[_________________________________]
[_________________________________]
[_________________________________]
Attn:
Telephone:
Facsimile:

ACCEPTED:

ZNOMICS, INC., an Oregon corporation

By:
Name:
Title:

__________________
3 Use this signature block for an entity.
4 Use this signature block for individuals

Schedule A to the Joinder Agreement

Additional Lender	Date of Issuance of Additional Note	Principal Amount of New Note